CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Flanigan's Enterprises, Inc. (the "Company") on Form 10-Q for the period ended December 28, 2002 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Joseph G. Flanigan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1.) This Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

/s/ Joseph G. Flanigan
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Joseph G. Flanigan
Chief Executive Officer
May 19, 2003